SECTION 906 CERTIFICATION



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report on Form 10-KSB for the year ended September 30, 2006 (the "Report") of Farnsworth Bancorp, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof, we, Gary
N. Pelehaty, President and Chief Executive Officer, and Charles Alessi, Vice President, Chief Financial Officer, Treasurer and Secretary, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: December 29, 2006



/s/Gary N. Pelehaty                                  /s/Charles Alessi
-------------------------------------                --------------------------------------------
Gary N. Pelehaty                                     Charles Alessi
President and Chief Executive Officer                Vice President, Chief Financial Officer,
(Principal Executive Officer)                        Treasurer and Secretary (Principal Financial
                                                     and Accounting Officer)